IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Franklin Tax-Free Trust

Franklin Massachusetts Insured Tax-Free Income Fund
Franklin Michigan Insured Tax-Free Income Fund

Franklin Minnesota Insured Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund

December 10, 2008

As required by a policy adopted by Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund and Franklin Ohio Insured Tax-Free Income Fund (together the “Funds”), this is to provide you with notice of a change in the Funds’ non-fundamental policy to invest at least 80% of its net assets in insured municipal securities. On December 1, 2008, the Board of Trustees (the “Board”) of the Funds approved the elimination of this policy. The Board also approved the following name changes: Franklin Massachusetts Insured Tax-Free Income Fund to Franklin Massachusetts Tax-Free Income Fund; Franklin Michigan Insured Tax-Free Income Fund to Franklin Michigan Tax-Free Income Fund; Franklin Minnesota Insured Tax-Free Income Fund to Franklin Minnesota Tax-Free Income Fund; and, Franklin Ohio Insured Tax-Free Income Fund to Franklin Ohio Tax-Free Income Fund. In light of recent credit market conditions and recent, as well as possible future downgrades of municipal bond insurers, the Funds’ adviser, Franklin Advisers, Inc. (the “Adviser”), advised the Board that due to the limited supply of insured Massachusetts, Michigan, Minnesota and Ohio municipal securities that meet the Funds’ investment guidelines they were no longer confident that they would be able to meet the Funds’ non-fundamental investment policy of investing at least 80% of net assets in insured municipal securities. After this policy change becomes effective, the Funds would, only buy municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities).

The name and policy changes will not become effective until at least 60 days after the date of this notice and are currently expected to become effective on or about February 15, 2009.

TFT1 P-1

SUPPLEMENT DATED December 10, 2008
TO THE PROSPECTUS DATED JULY 1, 2008

OF

Franklin Tax-Free Trust

(Franklin Massachusetts Insured Tax-Free Income Fund
Franklin Michigan Insured Tax-Free Income Fund
Franklin Minnesota Insured Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund)

Effective February 15, 2009, the Prospectus is amended as follows:

I.

Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund and Franklin Ohio Insured Tax-Free Income Fund will change their names to Franklin Massachusetts Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund and Franklin Ohio Tax-Free Income Fund, respectively.

II.	The “Main Investment Strategies” section is amended by deleting the second and third paragraphs under that section and replacing those paragraphs with the following:

Each Fund only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). However, to the extent insured municipal securities for that state are available, each Fund may continue to buy insured municipal securities.

Because of its historical investment policy of investing net assets in insured municipal securities, each Fund’s portfolio presently consists predominantly of insured municipal securities. The Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.

Please keep this supplement for future reference.